SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 24, 2008

TITAN GLOBAL HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Utah	000-32847	87-0433444
(State of Incorporation)	(Commission File Number)	(IRS Employer ID)

1700 Jay Ell Drive Suite 200
Richardson, TX 75081
(Address of principle executive offices)

(972) 471-9100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Copies to:
Gregory Sichenzia, Esq.
Thomas Rose, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into a Material Definitive Agreement.

On October 24, 2008, Titan Global Holdings, Inc. (the “Company”) entered into two stock purchase agreements, one with Phillip Near and one with Johnson Enterprises of Kansas, LLC, Jeff McReynolds, Karen E. Reeder Trust, Harrison F. Johnson, Jr., and Martha M. Johnson Trust, to purchase all of the outstanding common and preferred stock of Crescent Fuels, Inc., a corporation formed under the laws of Kansas (“Crescent Fuels”).

Crescent Fuels, a privately held petroleum distribution company based in Independence, Kansas, through its subsidiary Crescent Oil, distributes petroleum to over 340 locations in Kansas, Oklahoma, Arkansas, Missouri, Illinois and Louisiana. Additionally Crescent Fuels, through its subsidiary Crescent Stores Corporation, operates 24 retail store locations in Kansas, Oklahoma, Arkansas, Missouri and Louisiana. Crescent Fuels generated revenues of $687 million for the year ended December 31, 2007 and $693 million for the 9 months ended September 30, 2008.

The purchase price for the common and preferred stock of Crescent Fuels under the stock purchase agreements included shares of the Company’s common stock, warrants, cash, forgiveness of debt and other consideration.

Item 7.01  Regulation FD Disclosure.

On October 24, 2008, the Company issued a press release concerning the acquisition of Crescent Fuels. A copy of such press release is being furnished as Exhibit 99.1 to this current report on Form 8-K.

The information in this Item 7.01 of this current report on Form 8-K, together with the information in Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Such information shall not be deemed incorporated by reference into any registration statement or other document filed with the SEC.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired
(To be filed by amendment)

(b)	Pro Forma Financial Information
(To be filed by amendment)

Exhibit Number	Description

10.1	Stock Purchase Agreement, effective as of October 1, 2008 by and among Titan Global Holdings, Inc., Crescent Fuels, Inc. and Phillip Near.
10.2
Stock Purchase Agreement, effective as of October 1, 2008 by and among Titan Global Holdings, Inc., Crescent Fuels, Inc. and Johnson Enterprises of Kansas, LLC, Jeff McReynolds, Karen E. Reeder Trust, Harrison F. Johnson, Jr., and Martha M. Johnson Trust.

99.1	Press Release

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

TITAN GLOBAL HOLDINGS, INC.

	By:	/s/ Bryan Chance
Bryan Chance
President & Chief Executive Officer

Date: October 28, 2008